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                                                                   EXHIBIT 10.38

[LOGO OF SANWA BANK, CALIFORNIA APPEARS HERE]

                    AMENDMENT TO LETTER OF CREDIT AGREEMENT

     This AMENDMENT, dated as of this 15th day of July, 1998, is entered into by and between ATG, INC. ("Borrower"), and SANWA BANK CALIFORNIA ("Bank") with
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reference to the following facts, which shall constitute recitals within the meaning of California Evidence Code Section 622 and which shall conclusively presumed to be true as between the parties.

                                   RECITALS

     A. On or about March 6, 1998, the Borrower made, executed and delivered to the Bank that certain Letter of Credit Agreement (together with all addenda, exhibits, schedules and amendments thereto, the "Agreement"). Capitalized terms
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used in this Amendment and not otherwise defined herein shall have the meaning given such terms in the Agreement.

     B. The Borrower and the Bank desire to amend the Agreement in the following particulars.

                                   AGREEMENT

     For valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Bank agree as follows:

     1. RECITALS. The Recitals are incorporated herein by this reference, as are all exhibits and schedules, and the parties agree that the information recited above is true and correct.

     2.   REDUCTION IN CREDIT AMOUNT.   Paragraph 1.1 C of the Definition of
"Credit Limit" is hereby amended by deleting the amount of $2,000,000 in the definition and substituting the amount of $1,000,000.00.

     3. EXTENSION OF EXPIRATION DATE. Paragraph 1.1 k of the Definition of "Expiration Date" is hereby amended by deleting the date of September 30, 1998 and substituting the date of September 30, 1999.

     4.   REDUCTION IN INTEREST RATE.   Paragraph 2.3 of the Agreement is hereby
amended be deleting "Reference Rate plus one percent (1%)" and inserting "Reference Rate plus zero percent (0%)" in lieu thereof.

     5. REDUCTION IN COMMITMENT FEE. Paragraph 6.3 of the Agreement is hereby amended by deleting "1.25%" and inserting "1%" in lieu thereof.

     6.   REDUCTION IN DEBT TO NET WORTH RATIO.   Paragraph 9.15b is amended by
deleting the number 1.15 and substituting the number 1.00.

     7. ELIMINATION OF SOME OF THE GUARANTORS. Paragraph 6.2 is amended by deleting the names of Doreen Chiu and Frank Chiu.

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     8.   CHANGE IN REPORTING AND CERTIFICATION REQUIREMENTS:

               Paragraph 9.5b is amended by deleting "30" and inserting "45" in lieu thereof.

               Paragraph 9.5c [Individual Guarantor Reporting] is hereby deleted.

               A new Paragraph 9.5f is added to the Agreement to read as follows:

               "f. Not later than 45 days after the end of each quarter, an aging of accounts receivable and an aging of accounts payable".

     9. INCREASE IN CAPITAL EXPENSE LIMITATION. Paragraph 9.10 is amended by deleting the amount of $4,000,000.00 and substituting the amount of $5,000,000.00.

     10. INCREASE IN NET WORTH COVENANT. Paragraph 9.15a is amended by deleting the amount of $13,250,000 and substituting the amount of $20,000,000.00 plus 75% of the net proceeds of any public offering.

     11. DEFINING LIQUID ASSETS. Paragraph 9.15c is supplemented by adding a definition at the end as follows, "Liquid Assets shall not include any unbilled receivables".

     12.  ACKNOWLEDGEMENTS.   Borrower acknowledges and agrees that, as of the
date of this Amendment:

               a. Borrower has no defense, offset or counter-claim with respect to repayment of the indebtedness evidenced by, or performance of the obligations under, the Agreement or any of the agreements referred to or contemplated thereby.

               b. By entering into this Amendment, the Bank does not waive any existing Event of Default. or become obligated to waive any future Event of Default, under the Agreement or any other document referred to or contemplated thereby.

               c. The Borrower hereby releases and forever discharges the Bank, its directors, officers, agents, attorneys and employees, from and against any claims or causes of action the Borrower now has or hold or have ever had or held, whether known or unknown, liquidated or contingent, against any of them, to the date of this Amendment relating to the Bank's performance under the Agreement.

     13. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

               a. Each of the representations and warranties contained in the Agreement, as amended hereby, is hereby reaffirmed as of the date hereof, each as if set forth herein.

               b. The execution, delivery and performance of this Amendment are within the Borrower's powers, have been duly authorized by all necessary action, have received all necessary governmental approvals, if any, and do not contravene any law contractual restrictions binding on the Borrower;

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               c.   This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

               d. No event has occurred and is continuing or would result from this Amendment which constitutes an Event of Default under the Agreement, or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

               e. The execution, delivery and performance of this Amendment will not violate any provision of law or regulation or any order of any governmental authority, court, arbitration board or tribunal or the Articles of Incorporation or By-laws of Borrower, or result in the breach of, constitute a default under, contravene any provisions of, or result in the creation of any security interest, lien charge, or encumbrance upon, any of the property or assets of Borrower pursuant to any indenture or agreement to which Borrower or any of its properties is bound.

     14. EFFECT: Upon the Effective Date, each reference in the Agreement to "this Agreement," "the Agreement," "hereunder", "herein", "hereof", or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

     15. AFFIRMATION: Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     16. CHOICE OF LAW: THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER AND SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     17. INTEGRATION. This Amendment and the documents and instruments referred to herein constitute a single, integrated written contract expressing the entire agreement of the parties hereto relative to the subject matter hereof. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any party hereto, except as specifically set forth in this Amendment.

     18. COUNTERPARTS: This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     WITNESS the due execution hereof as of the date first above written.

BANK:                                             BORROWER:

SANWA BANK CALIFORNIA                             ATG, INC.

By: /s/ John Norawong                             By: /s/ DOREEN CHIU
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John Norawong, Vice President
                                                  Name/Title: President
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                                                  By: __________________________

                                                  Name/Title: __________________

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                             CONSENT OF GUARANTOR:

The undersigned, each a Guarantor, hereby consents to the amendment of the Agreement as provided above and acknowledges that such amendment does not in any way impair or lessen the obligations of the undersigned and does further hereby renew, reaffirm, ratify and confirm their respective obligations under their respective Guaranty.

Dated as of July 15, 1998.

                                             GUARANTOR:

Address:__________________                   ATG RICHLAND
___________________________
                                             By:

                                              /s/ DOREEN CHIU
                                             -----------------------------------

                                             Name: _____________________________

                                             Title: ____________________________

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